Exhibit 99.1

Privileged and Confidential

STERIS Completes Acquisition of Key Surgical

DUBLIN, IRELAND - (November 18, 2020) - STERIS plc (NYSE: STE) (“STERIS” or the “Company”) today announced that is has completed the previously announced acquisition of Key Surgical, a portfolio company of Water Street Healthcare Partners, LLC.

“We are pleased to announce the timely closing of the Key Surgical acquisition, which strengthens, complements and expands STERIS’s product offering and global reach,” said Walt Rosebrough, President and Chief Executive Officer of STERIS. “We welcome Key Surgical people to the STERIS team, and look forward to working together to provide enhanced service to our Customers and create additional value for our shareholders.”

STERIS now anticipates that Key Surgical will add about 35% more revenue and adjusted earnings per diluted share in the fiscal year than initially anticipated with a December 31, 2020 close. As a result, the Company now expects approximately $55 million in revenue and $0.13 in adjusted earnings per diluted share in fiscal 2021 from the Key Surgical acquisition, assuming no major disruptions due to COVID-19.

Goldman Sachs & Co. LLC is serving as exclusive financial advisor to STERIS and Jones Day and Wachtell, Lipton, Rosen & Katz are serving as legal counsel. Piper Sandler & Co. is serving as exclusive financial advisor to Key Surgical and Winston & Strawn and Stinson are serving as legal counsel.

About STERIS

STERIS’s MISSION IS TO HELP OUR CUSTOMERS CREATE A HEALTHIER AND SAFER WORLD by providing innovative healthcare and life science product and service solutions around the globe. For more information, visit www.steris.com.

Investor Contact:

Julie Winter, Vice President, Investor Relations and Corporate Communications

Julie_Winter@steris.com

+1 440 392 7245

Media Contact:

Stephen Norton, Senior Director, Corporate Communications

Stephen_Norton@steris.com

+1 440 392 7482

Forward-Looking Statements

This release and the referenced conference call may contain statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to STERIS or its industry, products or activities that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date the statement is made and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “orders,” “backlog,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. Many important factors could cause actual results to differ materially from those in the forward-looking statements including, without limitation, disruption of production or supplies, changes in market conditions, political events, pending or future claims or litigation, competitive factors, technology advances, actions of regulatory agencies, and changes in laws, government regulations, labeling or product approvals or the application or interpretation thereof. Other risk factors are described in STERIS’s other securities filings, including Item 1A of our Annual Report on Form 10-K for the year ended March 31, 2020. Many of these important factors are outside of STERIS’s control. No assurances can be provided as to any result or the timing of any outcome regarding matters described in STERIS’s securities filings or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. References to products are summaries only and should not be considered the specific terms of the product clearance or literature. Unless legally required, STERIS does not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, (a) the impact of the COVID-19 pandemic on STERIS’s operations, performance, results, prospects, or value, (b) STERIS’s ability to achieve the expected benefits regarding the accounting and tax treatments of the redomiciliation to Ireland (“Redomiciliation”), (c) operating costs, Customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, Customers, clients or suppliers) being greater than expected following the Redomiciliation, (d) STERIS’s ability to meet expectations regarding the accounting and tax treatment of the Tax Cuts and Jobs Act (“TCJA”) or the possibility that anticipated benefits resulting from the TCJA will be less than estimated, (e) changes in tax laws or interpretations that could increase our consolidated tax liabilities, including changes in tax laws that would result in STERIS being treated as a domestic corporation for United States federal tax purposes, (f) the potential for increased pressure on pricing or costs that leads to erosion of profit margins, (g) the possibility that market demand will not develop for new technologies, products or applications or services, or business initiatives will take longer, cost more or produce lower benefits than anticipated, (h) the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation any of the same relating to FDA, EPA or other regulatory authorities, government investigations, the outcome of any pending or threatened FDA, EPA or other regulatory warning notices, actions, requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product or service introductions, affect the production, supply and/or marketing of existing products or services or otherwise affect STERIS’s performance, results, prospects or value, (i) the potential of international unrest, economic downturn or effects of currencies, tax assessments, tariffs and/or other trade barriers, adjustments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs, (j) the possibility of reduced demand, or reductions in the rate of growth in demand, for STERIS’s products and services, (k) the possibility of delays in receipt of orders, order cancellations, or delays in the manufacture or shipment of ordered products or in the provision of services, (l) the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with STERIS’s businesses, industry or initiatives including, without limitation, those matters described in our Annual Report on Form 10-K for the year ended March 31, 2020, and other securities filings, may adversely impact STERIS’s performance, results, prospects or value, (m) the impact on STERIS and its operations, or tax liabilities, of Brexit or the exit of other member countries from the EU, and the Company’s ability to respond to such impacts, (n) the impact on STERIS and its operations of any legislation, regulations or orders, including but not limited to any new trade or tax legislation, regulations or orders, that may be implemented by the U.S. administration or Congress, or of any responses thereto, (o) the possibility that anticipated financial results or benefits of recent acquisitions, including the acquisition of Key Surgical, or of STERIS’s restructuring efforts, or of recent divestitures, will not be realized or will be other than anticipated, and (p) the effects of contractions in credit availability, as well as the ability of STERIS’s Customers and suppliers to adequately access the credit markets when needed.

STERIS plc

Non-GAAP Financial Measure

(per share data)

Non-GAAP financial measures, such as adjusted earnings per diluted share, are presented with the intent of providing greater transparency to supplemental financial information used by management and the Board of Directors in their financial analysis and decision making. These amounts are disclosed so that the reader has the same financial data that management uses with the belief that it will assist investors and other readers in making comparisons to historical operating results and analyzing the underlying performance of operations for the period presented.

It is important for the reader to note that the non-GAAP financial measure used may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Adjusted financial measures should not be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The Company strongly encourages investors and shareholders to review its financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Projected for the period from November 18, 2020 to March 31, 2021*
GAAP Diluted Earnings Per Share Accretion	$0.07
Net impact of non-gaap adjustments after tax**	$0.06

Adjusted Diluted Earnings Per Share Accretion	$0.13

*	All amounts are estimates
**

Adjustments include amortization of purchased intangibles, acquisition and integration costs and related tax expense impact. The tax expense includes both the current and deferred income tax impact of the adjustments.